UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022
Myovant Sciences Ltd.
(Exact name of registrant as specified in its charter)

001-37929
(Commission File No.)

Bermuda	98-1343578
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom

Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 207 400 3351

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, par value $0.000017727 per share	MYOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the First Amendment to Myovant 2020 Inducement Plan

On March 22, 2022, the Compensation Committee of Myovant’s board of directors adopted the first amendment to the Myovant Sciences Ltd. 2020 Inducement Plan (the “First Amendment”), which, subject to the adjustment provisions thereof, increased the authorized shares of Myovant’s common shares for issuance from 1,000,000 to 2,000,000 under the 2020 Inducement Plan. All of the other terms of the 2020 Inducement Plan remained the same. The 2020 Inducement Plan provides for the grant of RSUs and non-qualified stock options, and contains terms and conditions intended to comply with the inducement award exception under the NYSE rules. In accordance with the Listed Company Manual Rule 303A.08 of the NYSE, awards under the 2020 Inducement Plan may only be made to individuals not previously employees of Myovant, or being rehired following a bona fide period of interruption of employment, as an inducement material to such individuals’ entering into employment with Myovant. An award is a right to receive Myovant’s common shares pursuant to the 2020 Inducement Plan pursuant to an RSU award or a non-qualified stock option award.

This summary of the First Amendment is qualified by reference to the full text of the First Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description

10.1	Amendment No.1 to Myovant Sciences Ltd. 2020 Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date:	March 25, 2022	By:	/s/ Matthew Lang
		Name:	Matthew Lang
		Title:	General Counsel and Corporate Secretary